SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange act of 1934

                        Date of Report: December 10, 1997
                        (Date of earliest event reported)


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                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)


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  Florida                   1-14082                    59-1469577
  (State or other     (Commission File Number)       (IRS Employer
  jurisdiction of                                    Identification No.)
  incorporation or
  organization)


             5200 South Washington Avenue, Titusville, Florida 32780
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (407) 269-9680

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Item 5.  Other Events.

     Effective December 10, 1997, the Registrant secured $1,000,000 in equity funding from certain accredited investor buyers represented by, among others, Promethean Investment Group, LLC, in a private placement with such buyers of (i) 100 shares of its Series A Redeemable Convertible Preferred Stock ("Preferred Stock") at $10,000 per share pursuant to that certain Securities Purchase Agreement between the Registrant and the buyers and (ii) a total of 30,000 common stock purchase warrants. The Preferred Stock is convertible into shares of Common Stock of the Registrant ("Common Stock") at a conversion price which, at the option of the buyers, is either fixed at a rate of 135% of the market price of such Common Stock on the date of issuance of the Preferred Stock, or floating at a rate of 100% of the market price of such Common Stock if converted during the period 90 days after the issuance date of the Preferred Stock and 90% of the market price if converted at any time after 90 days for a period of five years; such conversion rate is also subject to anti-dilution protections in favor of the buyers. The shares of Common Stock issuable upon exercise of the warrants may be purchased by the holders for a purchase price of $5.2313 per share, subject to adjustment pursuant to certain anti-dilution protections stated therein. The Preferred Stock has no voting rights. The Preferred Stock has registration rights pursuant to a Registration Rights Agreement. The foregoing summary of the transaction is qualified in its entirety by the more detailed information contained in the copies of the Second Articles of Amendment to the Articles of Incorporation, the Securities Purchase Agreement, the form of Warrant and the Registration Rights Agreement attached as Exhibits 3.1, 10.6,
10.7 and 10.8, respectively, to this Current Report.

         Effective January 23, 1998, the Registrant secured on behalf of Eckler Industries, Inc., its wholly-owned subsidiary ("Eckler"), a $3,000,000 term loan from Stephens Inc. ("Stephens") (the "Stephens Loan"), and in connection therewith entered into an Amendment to Guaranty Agreement with Stephens amending an existing Guaranty Agreement between the Registrant and Stephens, pursuant to which the Registrant unconditionally guarantees the Stephens Loan, and an Amendment to Pledge and Security Agreement, amending an existing Pledge and Security Agreement between the Registrant and Stephens, pursuant to which the Registrant pledged to Stephens a first lien and security interest in and to all of the issued and outstanding capital stock of Eckler. In addition, the Stephens Loan was secured by all of the personal property assets of Eckler pursuant to a separate Amendment to Security Agreement between Stephens and Eckler. The Stephens Loan bears interest at a rate of 10% per annum. Such summary of the transaction is qualified in its entirety by the more detailed information contained in the copies of the Promissory Note, Amendment to Guaranty Agreement, and Amendment to Pledge and Security Agreement attached as Exhibits 10.1, 10.4 and 10.5, respectively, to this Current Report.

         The Registrant's Common Stock is listed on the Nasdaq SmallCap Market ("Nasdaq"). Effective February 23, 1998 Nasdaq issued new requirements for maintaining listing on the SmallCap Market. These new requirements include maintaining any one of the following: (i) net tangible assets of at least $2 million; (ii) net income of at least $500,000 in two of the last three years; or
(iii) market capitalization of at least $35 million. The Registrant does not meet requirement (i) because of the goodwill that appears on the Registrant's balance sheet as a result of acquisitions by the Registrant, which is not eligible for pooling of interests accounting due primarily to change of control considerations. The Registrant does not meet requirement (ii) because the Registrant incurred a loss in 1997 and the Registrant as presently configured resulted from a combination of companies effective in January of 1997, none of which individually or in the aggregate had net income under generally accepted accounting principles of $500,000. As of February 23, 1998 the Registrant's market capitalization was $22.8 million, and Nasdaq has notified the Registrant that the Common Stock would be scheduled for delisting unless the Registrant requested a hearing for an exception to the new requirements. The Registrant intends to request a hearing for an exception with respect to these requirements which would stay the delisting.

         On February 24, 1998 the Registrant's subsidiary First Choice Auto Finance, Inc. increased its existing line of credit (the "Manheim Line of Credit") with Manheim Automotive Financial Services, Inc. ("Manheim") from $3 million to $3.75 million. The Manheim Line of Credit bears interest at 1.5% above the prime rate and is secured by used automobile inventory of the Registrant purchased from Manheim. The Promissory Note evidencing the Manheim Line of Credit is due on demand. The Registrant is guarantor on the Manheim Line of Credit. Such summary of the transaction is qualified in its entirety by the more detailed information contained in the copies of the Promissory Note and Guaranty Agreement attached as Exhibits 10.9 and 10.10, respectively, to this Current Report.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.
         Not Applicable.

(b)      Pro Forma Financial Information
         Not Applicable

(c )     Exhibits

EXHIBIT                        DESCRIPTION

  3.1              Articles of Amendment to Articles of
                   Incorporation (set forth as Exhibit 3.1 to the Registrant's Form 8-K Report dated September 24, 1997 and incorporated herein by reference)

 10.1 Promissory Note by Eckler Industries, Inc. in favor of Stephens Inc.

 10.2 Guaranty Agreement by Registrant to Stephens Inc. (set forth as Exhibit 10.4 to the Registrant's Form 8-K Report dated September 24, 1997 and incorporated herein by reference)

 10.3 Pledge and Security Agreement between Registrant and Stephens Inc. (set forth as Exhibit 10.5 to the Registrant's Form 8-K Report dated September 24, 1997 and incorporated herein by reference)

 10.4              Amendment to Guaranty Agreement between Registrant and
                   Stephens Inc.

 10.5 Amendment to Pledge and Security Agreement between Registrant and Stephens Inc.

 10.6 Securities Purchase Agreement between the Registrant and certain buyers represented by Promethean Investment Group, L.L.C., among others (set forth as Exhibit 10.6 to the Registrant's Form 8-K Report dated September 24, 1997 and incorporated herein by reference).

 10.7 Form of Warrant from Registrant to certain buyers represented by Promethean Investment Group, L.L.C., among others (set forth as Exhibit 10.7 to the Registrant's Form 8-K Report dated September 24, 1997 and incorporated herein by reference).

 10.8 Registration Rights Agreement between Registrant and certain buyers represented by Promethean Investment Group, L.L.C., among others (set forth as Exhibit 10.8 to the Registrant's Form 8-K Report dated September 24, 1997 and incorporated herein by reference).

 10.9 Promissory Note, dated February 24, 1998, First Choice Auto Finance, Inc., maker, and Manheim Automotive Financial Services, Inc., payee

 10.10 Guaranty, dated March 21, 1997 from the Registrant in favor of Manheim Automotive Financial Services, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 5, 1998              SMART CHOICE AUTOMOTIVE GROUP, INC.



                                    By: /s/  Joseph E. Mohr
                                    -----------------------------
                                    Joseph E. Mohr, Sr. Vice President
                                    and Chief Financial Officer



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                                 EXHIBIT INDEX
                                 -------------

 EXHIBIT                        DESCRIPTION

 10.1 Promissory Note by Eckler Industries, Inc. in favor of Stephens Inc.

 10.4              Amendment to Guaranty Agreement between Registrant and
                   Stephens Inc.

 10.5 Amendment to Pledge and Security Agreement between Registrant and Stephens Inc.

 10.9 Promissory Note, dated February 24, 1998, First Choice Auto Finance, Inc., maker, and Manheim Automotive Financial Services, Inc., payee

 10.10 Guaranty, dated March 21, 1997 from the Registrant in favor of Manheim Automotive Financial Services, Inc.